Ticker: DHLX     Stock Exchange: NYSE Arca, Inc.
Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated September 26, 2025, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.
Investment Objective
The investment objective of the Diamond Hill Large Cap Concentrated ETF (formerly known as the Diamond Hill Large Cap Concentrated Fund) is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%
Other expenses[1]	0.05%
Total annual fund operating expenses	0.55%
1Other Expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund has adopted the portfolio turnover rate of the Diamond Hill Large Cap Concentrated Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, following the reorganization of the Predecessor Fund into the fund on September 26, 2025 (the “Reorganization”). The portfolio turnover rate for the Predecessor Fund for the fiscal year ended December 31, 2024, was 40% of the average value of its portfolio. More information about the Predecessor Fund can be found in the Performance section.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with large market capitalizations ("large cap") that Diamond Hill Capital Management, Inc. (the “Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Large cap companies are defined as companies with market capitalizations of $15 billion or greater at the time of purchase. The fund is non-diversified and intends to concentrate its investments in approximately 20-30 securities.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins, and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance, and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin, or other economic factors are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | SEPTEMBER 26, 2025 | DIAMOND-HILL.COM

Large Cap Concentrated ETF Summary	September 26, 2025

Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Authorized Participant Risk. Only an authorized participant (“Authorized Participant”) that has entered into a contractual arrangement with the fund’s distributor may engage in creation or redemption transactions directly with the fund. To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the fund and no other Authorized Participant is able or willing to step forward to create or redeem large blocks of shares known as “Creation Units,” shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
Current Market Environment Risk. Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency.
ETF Structure Risk. The fund is an ETF, and, as a result of its structure, is exposed to the following risks:
•Concentration of Primary Market Participants. The fund may have a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility.
•Secondary Market Trading Risk. Although shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling shares in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund.
Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short; and therefore, are subject to the risk of increased volatility and price decreases associated with being sold short. Trading activity in derivative products based on a Fund may lead to increased trading volume and volatility in the secondary market for the shares of the fund.
Focused Portfolio Risk. The fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's security may have a more significant effect, either positive or negative, on the fund's NAV.
Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect, and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk. The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors, including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages, and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the fund's service providers, disrupt the fund's operations, result in substantial market volatility, and adversely impact the prices and liquidity of the fund's investments.
Sector Emphasis Risk. The fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This risk is the risk that the fund is subject to a greater risk of loss due to adverse economic, business, or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | SEPTEMBER 26, 2025 | DIAMOND-HILL.COM

Large Cap Concentrated ETF Summary	September 26, 2025

Performance
The fund is the successor to the Predecessor Fund. Prior to the Reorganization, the fund had not yet commenced operations. The performance provided in the bar chart and table is that of the Predecessor Fund’s Class Y shares. The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which is some indication of the risks of investing in the fund by comparing the fund's investment returns with a broad-based securities index and two supplemental indexes. The bar chart shows performance of the Predecessor Fund’s Class Y shares for each calendar year since the Predecessor Fund’s inception. Had the Predecessor Fund been structured as an ETF, its performance may have differed. Of course, the Predecessor Fund’s past performance is not necessarily an indication of the fund’s future performance. Updated performance information for the fund will be available at no cost by visiting www.diamond-hill.com or by calling 1-888-226-5595.
CLASS Y ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2023, +12.51%
Worst Quarter:	2Q 2022, -15.46%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/24
The following table shows the average total returns on an investment in Class Y shares of the Predecessor Fund compared to the market indices for the one-year and since inception periods ended December 31, 2024. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

	Inception Date of Class	One Year	Since Inception
Class Y Before Taxes	2/26/21	14.34%	9.51%
After Taxes on Distributions		12.57	8.68
After Taxes on Distributions and Sale of Fund Shares		9.79	7.40
Russell 3000 Index		23.81	11.96
Russell 1000 Value Index		14.37	9.26
Russell 1000 Index		24.51	12.65
The fund's broad-based securities market index is the Russell 3000 Index, which measures the performance of roughly 3,000 of the largest US companies based on total market capitalization.
The Russell 1000 Value Index represents the index of securities that is utilized by the Adviser for measuring performance. The Russell 1000 Value Index and the Russell 1000 Index represent indexes of securities that reflect the market sectors in which the fund may invest.
The Russell 1000 Value Index measures the performance of US large- cap companies with lower price/book ratios and forecasted growth values. The Russell 1000 Index measures the performance of roughly 1,000 US large-cap companies.
The indexes are unmanaged, market capitalization weighted, include net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.
Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Manager
Austin Hawley
Portfolio Manager
since 09/2025 for the fund and since 02/2021 for the Predecessor Fund

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | SEPTEMBER 26, 2025 | DIAMOND-HILL.COM

Large Cap Concentrated ETF Summary	9/26/2025
Buying and Selling Fund Shares
Shares are listed on the Exchange and individual shares may be bought and sold only in the secondary market through brokers at market prices, rather than at NAV. Because shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the fund has not yet commenced investment operations as an ETF, no information on the fund’s NAV, market price, premiums and discounts, or bid-asks spreads is presented at this time. In the future, this information will be presented in this section of the prospectus and on the fund’s website at www.diamond-hill.com.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SUM-LCCETF-092625

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | SEPTEMBER 26, 2025 | DIAMOND-HILL.COM